                                                                    EXHIBIT 10.1
                              AMENDMENT NO. 4 TO
                              ------------------

                                LOAN AGREEMENT
                                --------------


          This Amendment No. 4 to Loan Agreement ("Amendment") dated as of July
                                                   ---------
13, 1999, is made by and between anDATAco of California, Inc., a California corporation ("Borrower"), and Wells Fargo Credit, Inc., successor in interest to
              --------
Wells Fargo Bank, National Association ("Lender").
                                         ------


                                   RECITALS
                                   --------

     This Amendment is made with reference to the following facts:

     A. Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Loan Agreement between Borrower and Lender dated as of April 30, 1998 (as amended from time to time, the "Loan Agreement").
                                                      --------------
Capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Loan Agreement.

     B. Borrower has defaulted under the Loan Agreement. Borrower failed to maintain a Tangible Net Worth of at least $1,400,000.00 on April 30, 1999 as required by Section 8.10(a) of the Loan Agreement (the "Existing Borrower
            ---------------                             -----------------
Default").  Lender sent to Borrower and Guarantor a notice of the Existing
-------
Borrower Default on June 11, 1999 (the "Default Notice", which notice
                                        --------------
erroneously referred to Borrower's failure to maintain a Tangible Net Worth of at least $1,200,000.00 at all times during the period of January 31, 1999 through April 29, 1999), in which notice Lender informed Borrower and Guarantor, among other things, of Lender's election to apply the default interest rate (the "Default Rate") effective on the date of the Default Notice.
 ------------

     C.   W. David Sykes, an individual ("Sykes") has defaulted under that
                                         -----
certain Subordination Agreement entered into as of April 30, 1998 by Sykes in favor of Lender in connection with the Loan Agreement (as amended from time to
time, the "Sykes Subordination Agreement").   Sykes transferred to nStor
           -----------------------------
Technologies, Inc., a Delaware corporation, its interest in that certain Subordinated Promissory Note dated as of February 10, 1997 in the principal amount of $5,195,548.87 executed by Borrower and payable to Sykes. Such transfer (the "Existing Sykes Default", and together with the Existing Borrower
               ----------------------
Default, the "Existing Defaults") violated the last sentence of Section 4 of the
              -----------------                                 ---------
Sykes Subordination Agreement.

     D. Reference to the Existing Defaults is not deemed to refer to or encompass all defaults that may currently exist under the Loan Agreement or under any other document executed in connection therewith.

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     E.   Subject to the terms and conditions set forth herein, (i) Borrower and
Lender have agreed to amend the Loan Agreement as set forth below, and (ii) Lender is willing (A) to waive the Existing Defaults and (B) to discontinue the accrual of interest at the Default Rate on the outstanding principal balance of that certain Second Amended and Restated Line of Credit Note dated December 14, 1998 by Borrower in favor of Lender (as amended from time to time, the "Note")
                                                                        ----
as a result of the Existing Borrower Default.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants and benefits contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

     1.   AMENDMENTS OF LOAN AGREEMENT
          ----------------------------

               1.1  Section 1.2.  Section 1.2 of the Loan Agreement is amended
                    -----------   -----------
to read in full as follows:

                    "1.2 'Applicable Inventory Advance Rate' shall mean, as applicable, (i) the sum of twenty-five percent (25%) of the Value of Eligible Inventory, until the earlier to occur of (A) July 16, 1999 and (B) Lender's confirmation of an equity infusion into Borrower in the amount of $500,000 in cash subsequent to July 9, 1999 (the earlier to occur of (A) and (B) shall be
                                                          -       -
referred to as the "Advance Rate Change Date"), or (ii) at all times after the
                    ------------------------
Advance Rate Change Date, the sum of twenty-three percent (23%) of the Value of Eligible Inventory."

               1.2  Section 1.4.
                    -----------

                    (a)  Section 1.4(B) of the Loan Agreement is amended to
                         --------------
read in full as follows:

                              "(B)  (i) during the period of March 22, 1999
                         through September 30, 1999, the lesser of (a) Eighty-five percent (85%) of the Net Amount of Eligible Foreign Accounts, or (b) an amount equal to $400,000, and (ii) during any other period during the term of this Agreement, $0; plus"
                                             ----

                    (b)  Section 1.4(C) of the Loan Agreement is amended to
                         --------------
read in full as follows:

                              "(C)  the lesser of (i) the Applicable Inventory
                         Advance Rate, or (ii) an amount equal to $1,750,000; less"
                         ----

               1.3  Section 8.10(a).  Section 8.10(a) of the Loan Agreement is
                    ---------------   ---------------
amended to read in full as follows:

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

                         "(a)  Tangible Net Worth not at any time during any
                    period specified below, or on any date specified below as applicable, less than the amount set forth opposite such period or date, as applicable, to be measured (i) at all times prior to July 31, 1999, as of the end of each fiscal quarter of Borrower, commencing with the fiscal quarter ending July 31, 1998, and (ii) on and at all times subsequent to July 31, 1999, as of the end of each fiscal month of Borrower, commencing with the fiscal month ending July 31, 1999:

                    Period or Date                    Minimum Tangible Net Worth
                    --------------                    --------------------------

          July 31, 1998 through October 30, 1998                $ 1,000,000.00
          October 31, 1998 through January 30, 1999             $ 1,000,000.00
          January 31, 1999 through April 29, 1999               $ 1,200,000.00
          April 30, 1999 through July 30, 1999                  $            0
          July 31, 1999 through October 30, 1999                $   900,000.00
          October 31, 1999 through January 30, 2000             $ 1,150,000.00
          January 31, 2000                                      $ 1,900,000.00
          February 1, 2000 through April 29, 2000               $ 3,600,000.00
          April 30, 2000 through July 30, 2000                  $ 3,900,000.00
          July 31, 2000 through October 30, 2000                $ 4,200,000.00
          October 31, 2000 and thereafter                       $ 4,500,000.00"


     2.   CERTAIN FEES CONCERNING FOREIGN ACCOUNTS
          ----------------------------------------

             Borrower agrees to pay to Lender a fee of $2,000.00 in connection with the inclusion of Eligible Foreign Accounts in the definition of "Borrowing Base", payable as follows: (i) $2,000.00 payable by Borrower to Lender on August 1, 1999. Each portion of such fee is earned when due and is nonrefundable.

     3.   EQUITY INFUSION
          ---------------

             Borrower agrees to cause nStor Technologies, Inc., a Delaware corporation, to make to Borrower an equity infusion in the amount of $500,000.00 in cash on or before July 16, 1999.

     4.   CONDITIONS PRECEDENT
          --------------------

             The effectiveness of this Amendment and Lender's agreements set forth herein are subject to the satisfaction of each of the following conditions precedent. Bank hereby agrees that, upon satisfaction of the following conditions precedent, (i) the Existing Defaults will be deemed waived and (ii) interest will no longer accrue on the outstanding principal balance under the Note at the Default Rate as a result of the Existing Borrower Default.

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          4.1  Documentation.  Borrower shall have delivered or caused to be
               -------------
delivered to Lender, at Borrower's sole cost and expense, the following, each of which shall be in form and substance satisfactory to Lender:

               (a) The executed original of this Amendment, including the consent of Guarantor attached hereto as Exhibit A; and
                                             ---------

               (b) An original of a subordination agreement executed by nStor Technologies, Inc., a Delaware corporation, in favor of Lender; and

               (c) Such additional agreements, certificates, reports, approvals, instruments, documents, consents and/or reaffirmations as Lender may reasonably request.

          4.2  Representations and Warranties.  All of Borrower's
               ------------------------------
representations and warranties contained herein shall be true and correct on and as of the date of execution hereof and no Event of Default shall have occurred and be continuing under the Loan Agreement or any of the other Loan Documents, as modified hereby.

          4.3  Waiver Fee.  Borrower shall have paid to Lender a nonrefundable
               ----------
waiver fee in the amount of $15,000.00.


     5.   REPRESENTATIONS AND WARRANTIES
          ------------------------------

             Borrower makes the following representations and warranties to Lender as of the date hereof, which representations and warranties shall survive the execution, termination or expiration of this Amendment and shall continue in full force and effect until the full and final satisfaction and discharge of all obligations of Borrower to Lender under the Loan Agreement and the other Loan
Documents:

          5.1  Reaffirmation of Prior Representations and Warranties.  Borrower
               -----------------------------------------------------
hereby reaffirms and restates as of the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement and the other Loan Documents, except to the extent such representations and warranties specifically
           ------
relate to an earlier date.

          5.2  No Default.  After giving effect to this Amendment, no Event of
               ----------
Default or other default has occurred and remains continuing under any of the Loan Documents.

          5.3  Due Execution.  The execution, delivery and performance of this
               -------------
Amendment and any instruments, documents or agreements executed in connection herewith are within the powers of Borrower, have been duly authorized by all necessary action, and do not contravene any law or the articles of incorporation or bylaws of Borrower, result in a breach of, or constitute a default under, any contractual restriction, indenture, trust agreement or other instrument or agreement binding upon Borrower.

          5.4  No Further Consent.  The execution, delivery and performance of
               ------------------
this Amendment and any documents or agreements executed in connection herewith do not require any consent or approval not previously obtained of any stockholder, beneficiary or creditor of Borrower.

          5.5  Binding Agreement.  This Amendment, and each of the other
               -----------------
instruments, documents and agreements executed in connection herewith constitute the legal, valid and binding obligation of Borrower or other party thereto and are enforceable against Borrower in accordance with their terms, except as such
                                                                 ------
enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws or equitable principles relating to or limiting creditors' rights generally.


     6.   MISCELLANEOUS
          -------------

          6.1  Recitals Incorporated.  The Recitals set forth above are
               ---------------------
incorporated into and are made a part of this Amendment.

          6.2  Further Assurances.  Borrower, at its sole cost and expense,
               ------------------
agrees to execute and deliver all documents and instruments and to take all other actions as may be specifically provided for herein and as may be required in order to consummate the purposes of this Amendment. Borrower shall diligently and in good faith pursue the satisfaction of any conditions or contingencies in this Amendment.

          6.3  No Third Parties.  Except as specifically provided herein, no
               ----------------   ------
third party shall be benefitted by any of the provisions of this Amendment; nor shall any such third party have the right to rely in any manner upon any of the terms hereof, and none of the covenants, representations, warranties or agreements herein contained shall run in favor of any third party.

          6.4  Time is of the Essence.  Time is of the essence for the
               ----------------------
performance of all obligations and the satisfaction of all conditions of this Amendment. The parties intend that all time periods specified in this Amendment shall be strictly applied, without any extension (whether or not material) unless specifically agreed to in writing by all parties hereto.

          6.5  Costs and Expenses.  In addition to the obligations of Borrower
               ------------------
under the Loan Agreement, Borrower agrees to pay all costs and expenses (including without limitation reasonable attorneys' fees) expended or incurred by Lender in connection with the negotiation, documentation and preparation of this Amendment and any other documents executed in connection herewith, and in carrying out the terms of this Amendment, whether incurred before or after the effective date hereof.

          6.6   Integration; Interpretation.  The Loan Documents, including this
                ---------------------------
Amendment and the documents, instruments and agreements executed in connection herewith, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations, discussions and correspondence. The Loan Documents shall not be modified except by written instrument executed by all parties.

          6.7   Counterparts and Execution.  This Amendment may be executed in
                --------------------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. However, this Amendment shall not be binding on Lender until all parties have executed it.

          6.8   Governing Law.  This Amendment shall be governed by and
                -------------
construed in accordance with the laws of the State of California.

          6.9   Non-Impairment of Loan Documents.  On the date all conditions
                --------------------------------
precedent set forth herein are satisfied in full, this Amendment shall be a part of the Loan Agreement. Except as expressly provided in this Amendment or in any other document, instrument or agreement executed by Lender, all provisions of the Loan Documents shall remain in full force and effect, and Lender shall continue to have all its rights and remedies under the Loan Documents.

          6.10  No Waiver.  Nothing herein shall be deemed a waiver by Lender of
                ---------
any Event of Default, other than the Existing Borrower Default, and nothing herein shall be deemed a waiver by Lender of any other default under the Loan Agreement or any document executed in connection with the Loan Agreement, other than the Existing Sykes Default. No delay or omission of Lender to exercise any right, remedy or power under any of the Loan Documents shall impair such right, remedy or power or be construed to be a waiver of any default or an acquiescence therein, and single or partial exercise of any such right, remedy or power shall not preclude other or further exercise thereof or the exercise of any other right, remedy or power. No waiver of any term, covenant, or condition shall be deemed to waive Lender's right to enforce such term, covenant or condition at any other time.

          6.11  Successors and Assigns.  The terms of this Amendment shall be
                ----------------------
binding upon and inure to the benefit of the successors and assigns of the parties to this Amendment.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first set forth above.

ANDATACO OF CALIFORNIA, INC.,           WELLS FARGO CREDIT, INC.
a California corporation


By:    /s/ Diane Wong                   By:    /s/ Angelo Samperisi
   -----------------------------           --------------------------------
           Diane Wong                              Angelo Samperisi

Title: Vice President of Finance        Title: Vice President
      --------------------------               ----------------------------
      and Corporate Controller
      --------------------------

                                   Exhibit A

                             Consent of Guarantor





     In order to induce Lender to agree to the terms of the Amendment, Guarantor
(a) acknowledges receipt of a copy of the Amendment, (b) consents to Borrower entering into the Amendment and all of the other documents, instruments and agreements now or hereafter executed in connection therewith, (c) agrees that nothing contained in the Amendment, or in any other document, instrument or agreement executed in connection therewith, shall serve to diminish, alter, amend or affect in any way Guarantor's obligations under that certain First Amended and Restated Continuing Guaranty dated as of December 14, 1998 by Guarantor in favor of Lender (the "Guaranty"). Guarantor expressly and
                                   --------
knowingly reaffirms its liability under the Guaranty and acknowledges that it has no defense, offset or counterclaim against Lender with respect to the Guaranty.


                                        "Guarantor"


                                        ANDATACO, INC.


                                        By: /s/ Diane Wong
                                            ----------------------------------
                                                Diane Wong

                                        Title: Vice President  Finance and
                                              --------------------------------

                                               Corporate Controller
                                               --------------------